Exhibit 3.2
-----------



                                     BYLAWS
                                     ------

                 Bylaws for the regulation, except as otherwise
              provided by statute or its Articles of Incorporation
                                       of
                             FORTUNE PARTNERS, INC.
                             ----------------------
                              a Nevada corporation


                               ARTICLE I OFFICES.
                               ------------------

       Section 1.  PRINCIPAL EXECUTIVE OFFICE. The principal executive office of
       ----------  ---------------------------
the corporation shall be fixed and located at 100 W. Liberty Street, 10th Floor, Reno, Nevada. The Board of Directors (hereinafter the "Board") is granted full power and authority to change said principal executive office from one location to another within or without the State of Nevada. Any such change shall be noted in the Bylaws opposite this Section or this Section may be amended to state the new location.

       Section  2.  OTHER  OFFICES.   Branch  or  subordinate   offices  may  be
       -----------  ---------------
established at any time by the Board at any place or places.


                            ARTICLE II STOCKHOLDERS.
                            ------------------------

       Section 1.   PLACE OF  MEETINGS.  Meetings of stockholders  shall be held
       ----------   -------------------
either at the principal executive office of the corporation or at any other place within or without the State of Nevada which may be designated by the Board.

       Section 2.   ANNUAL MEETINGS.   The annual meetings of stockholders shall
       ----------   ----------------
be held on such date and at such time as may be fixed by the Board. At such meetings, directors shall be elected and any other proper business may be transacted.

       Section 3.   SPECIAL MEETINGS.   Special meetings of the stockholders may
       ----------   -----------------
be called at any time by the Board, the Chairman of the Board or the President. Upon request in writing to the Chairman of the Board, the President, any Vice President or the Secretary by any person (other than the Board) entitled to call a special meeting of stockholders, the officer forthwith shall cause notice to be given to the stockholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request.

If the notice is not given within twenty (20) days after receipt of the request, the persons entitled to call the meeting may give the notice.

       Section 4.   NOTICE OF ANNUAL OR SPECIAL MEETING.  Written notice of each
       ----------   ------------------------------------
annual or special meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and in the case of a special meeting, the purpose or purposes for which the meeting is called. Such written notice must be signed by the President, or any Vice-President, Secretary or any Assistant Secretary. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

       Notice of a stockholders' meeting shall be given either personally or by mail or by other means of written communication, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States' mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient.

       Section 5.   NOTICE OF BUSINESS.   At  any meeting  of stockholders, only
       ----------   -------------------
such business  shall be conducted as shall have been brought  before the meeting
(a) by or at the direction of the Board, or (b) by a stockholder of record entitled to vote at such meeting who complies with the notice procedures set forth in this Section. For business to be properly brought before a meeting by such a stockholder, the stockholder shall have given timely notice thereof in writing to the Secretary of the corporation. To be timely, such notice shall be delivered to or mailed and received at the principal executive office of the corporation not less than thirty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than forty days' notice
         --------   -------
of the date of the meeting is given by the corporation, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise given. Such stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting, and in the event that such business includes a proposal to amend either the Articles of Incorporation or the Bylaws of the corporation, the language of the proposed amendment, (b) the name and address of the stockholder proposing such business, (c) the class and number of shares of stock of the corporation which are owned by such stockholder, and (d) any material personal interest of such stockholder in such business. If notice has not been given pursuant to this Section, the Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the proposed business was not properly brought before the meeting, and such business may not be transacted at the meeting.

       Section 6.   NOTICE OF  BOARD CANDIDATE.  At any meeting of stockholders,
       ----------   ---------------------------
a person may be a candidate for election to the Board only if such person is nominated (a) by or at the direction of the Board, (b) by any nominating committee or person appointed by the Board, or (c) by a stockholder of record entitled to vote at such meeting who complies with the notice procedures set forth in this Section. To properly nominate a candidate, a stockholder shall give timely notice of such nomination in writing to the Secretary of the corporation. To be timely, such notice shall be delivered to or mailed and received at the principal executive office of the corporation not less than thirty days nor more than ninety days prior to the meeting; provided, however,
                                                             --------   -------
that in the event that less than forty days' notice of the date of the meeting is given by the corporation, notice of such nomination to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise given. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stock of the corporation which are owned by the person, and (iv) any other information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice (i) the name and address of such stockholder and (ii) the class and number of shares of stock of the corporation owned by such stockholder. The corporation may require such other information to be furnished respecting any proposed nominee as may be reasonably necessary to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election by the stockholders as a director at any meeting unless nominated in accordance with this Section.

       Section 7.   QUORUM  AND  ADJOURNMENT.   The holders of a majority of the
       ----------   -------------------------
stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for holding all meetings of stockholders, except as otherwise provided by applicable law or by the Articles of Incorporation; provided, however, that the stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. If it shall appear that such quorum is not present or represented at any meeting of stockholders, the Chairman of the meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The Chairman of the meeting may determine that a quorum is present based upon any reasonable evidence of the presence in person or by proxy of stockholders holding a majority of the outstanding votes, including without limitation, evidence from any record of stockholders who have signed a register indicating their presence at the meeting.

       Section 8.   VOTING.   In  all  matters except the election of Directors,
       ----------   -------
when a quorum is present at any meeting, the vote of the holders of a majority of the capital stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of applicable law or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question. Such vote may be viva voce or by written ballot; provided, however, that the Board may, in its
                              --------   -------
discretion, require a written ballot for any vote, and further provided that all elections for directors must be by written ballot upon demand made by a stockholder at any election and before the voting begins.

       Unless otherwise provided in the Articles of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

       Notwithstanding the foregoing, at all elections of Directors of the corporation, each stockholder shall be entitled to as many votes as shall be equal to the number of such stockholder shares of capital stock entitled to vote multiplied by the number of Directors to be elected, and such stockholder, in his, her, or its sole discretion, may cast all or such votes for a single Director or may cast such votes among several Directors.

       Section 9.   RECORD DATE.   The Board may fix, in advance,  a record date
       ----------   ------------
for the determination of the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect of any other lawful actions. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of the meeting nor more than sixty
(60) days prior to any other action.

       Section 10.   CONSENT OF ABSENTEES; WAIVER OF NOTICE.   The  transactions
       -----------   ---------------------------------------
of any meeting of stockholders, however called and noticed, and wherever held, are as valid as though a meeting had been duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice.

       Section 11.   PROXIES.   Every  person entitled  to  vote shares  has the
       -----------   --------
right to do so either in person or by one or more persons authorized by a written proxy executed by such stockholder and filed with the Secretary. Any proxy duly executed is not revoked and continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting; provided, however, that no proxy shall be valid after expiration of three (3) years from the date of its execution unless otherwise provided in the proxy.

       Section 12.   JUDGES OF ELECTION.   The  Board may  appoint  a  Judge  or
       -----------   -------------------
Judges of Election for any meeting of stockholders. Such Judges shall decide upon the qualification of the voters and report the number of shares represented at the meeting and entitled to vote, shall conduct the voting and accept the votes and when the voting is completed shall ascertain and report the number of shares voted respectively for and against each position upon which a vote is taken by ballot. The Judges need not be stockholders, and any officer of the corporation may be a Judge on any position other than a vote for or against a proposal in which such person shall have a material interest.

       Section 13.   STOCKHOLDER  LISTS.   The  officer  who  has charge  of the
       -----------   -------------------
stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or at the place of the meeting, and the list shall also be available at the meeting during the whole time thereof, and may be inspected by any stockholder who is present.


                             ARTICLE III DIRECTORS.
                             ----------------------

       Section 1.   POWERS.   Subject to  the  limitations  of the  Articles  of
       ----------   -------
Incorporation or these Bylaws or the Nevada Revised Statutes, Chapter 78, relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board. The Board may delegate the management of the day-to-day operation of the business of the corporation to management or other persons provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in these Bylaws:

       (a) To select and remove all the other officers, agents and employees of the corporation, prescribe the powers and duties for them as may not be inconsistent with law, with the Articles of Incorporation or these Bylaws and fix their compensation.

       (b) To conduct, manage and control the affairs and business of the corporation and to make such rules and regulations therefor not inconsistent with law, or with the Articles of Incorporation or these Bylaws, as they may deem best.

       (c) To adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and such certificates from time to time as in their judgment they may deem best.

       (d) To authorize the issuance of shares of stock of the corporation from time to time, upon such terms and for such consideration as may be lawful.

       (e) To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

       Section 2.   NUMBER OF DIRECTORS.   The authorized number of directors of
       ----------   --------------------
the corporation shall be fixed from time to time by resolution adopted by the Board.

       Section 3.   ELECTION AND TERM OF OFFICE.   Directors shall be elected at
       ----------   ----------------------------
the annual meeting of stockholders and each director shall hold office until his successor is elected and qualified or until his death, retirement, earlier resignation or removal.

       Section 4.   VACANCIES.   Any director may resign  effective  upon giving
       ----------   ----------
written notice to the Chairman of the Board, the President, Secretary or the Board, unless the notice specifies a later time for the effectiveness of such resignation. Vacancies in the Board may be filled by the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his or her successor is elected at an annual or special meeting of the stockholders.

       Section 5.   PLACE OF MEETING.   Regular or special meetings of the Board
       ----------   -----------------
shall be held at any place designated from time to time by the Board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation.

       Section 6.   REGULAR MEETINGS.  Regular  meetings of the Board  shall  be
       ----------   -----------------
held without call at such dates, times and places as the Board may establish from time to time. Call and notice of all regular meetings of the Board are hereby dispensed with.

       Section 7.   SPECIAL  MEETINGS.   Special  meetings of the  Board for any
       ----------   ------------------
purpose or purposes may be called at any time by the Chairman of the Board, the President or the Secretary or by any two (2) directors.

       Special meetings of the Board shall be held upon four (4) days' written notice or forty-eight (48) hours' notice given personally or by telephone, telegraph, telex or other similar means of communication. Any such notice shall be addressed or delivered to each director at such director's address as it is shown upon the records of the corporation or as may have been given to the corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held.

       Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission or actually transmitted by the person giving the notice by electronic means to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

       Section 8.   QUORUM.   A majority of the whole Board  shall constitute  a
       ----------   -------
quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, unless a greater number be required by law or by the Articles of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action is approved by at least a majority of the required quorum for such meeting.

       Section 9.   PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE.   Members
       ----------   --------------------------------------------------
of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.

       Section 10.   WAIVER OF NOTICE.   The transactions  of any meeting of the
       -----------   -----------------
Board, however called and noticed, and wherever held, are as valid as though a meeting had been duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

       Section 11.   ADJOURNMENT.   A majority of the directors present, whether
       -----------   ------------
or not a quorum is present, may adjourn any directors' meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

       Section 12.   FEES AND COMPENSATION.  Directors and members of committees
       -----------   ----------------------
may  receive  such   compensation,   if  any,  for  their  services,   and  such
reimbursement for expenses, as may be fixed or determined by the Board.

       Section 13.   ACTION WITHOUT MEETING.   Any  action required or permitted
       -----------   -----------------------
to be taken by the Board or committee thereof may be taken without a meeting if all members of the Board or committee shall individually or collectively consent in writing to such action. Such consent or consents shall have the same effect as a unanimous vote of the Board or committee and shall be filed with the minutes of the proceedings of the Board or committee.

       Section  14.   COMMITTEES.   The  Board  may  appoint  one  (1)  or  more
       ------------   -----------
committees, each consisting of two (2) or more directors, and delegate to such committees any of the authority of the Board except with respect to:

              (i) The approval of any action for which the Nevada Revised Statutes, Chapter 78, also requires stockholders approval or approval of the outstanding shares;

              (ii)   The filling of vacancies on the Board or in any committee;

              (iii) The fixing of compensation of the directors for serving on the Board or on any committee;

              (iv) The amendment or repeal of Bylaws or the adoption of new Bylaws;

              (v) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

              (vi) The appointment of other committees of the Board or the members thereof.

       Any such committee must be appointed by resolution adopted by a majority of the whole board of directors and may be designated an Executive Committee or by such other name as the Board shall specify. The Board shall have the power to prescribe the manner in which the proceedings of any such committee shall be conducted. In the absence of any such prescription, such committee shall have the power to prescribe the manner in which its proceedings shall be conducted. Unless the Board or such committee shall otherwise provide, the regular and special meetings and other actions of any such committee shall be governed by the provisions of this Article applicable to meetings and actions of the Board. Minutes shall be kept of each meeting of each committee.

       Section 15.   RIGHTS  OF  INSPECTION.   Every  director  shall  have  the
       -----------   -----------------------
absolute right at any reasonable time to inspect and copy all the books, records and documents of every kind and to inspect physical properties of the corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain extracts.

       Section 16.   ADVISORY  DIRECTORS.   The  Board of  Directors may appoint
       -----------   --------------------
such additional advisory directors (by whatever name designated) to advise the Board on such matters and in such fashion as the Board may from time to time request. Such advisory directors shall be entitled to notice of, and to attend, regular and special meetings of the Board, but shall not be entitled to vote at such meetings and may be appointed or removed at the pleasure of the Board. Such advisory directors shall not be deemed to be regular members of the Board of Directors or employees of the corporation for any purpose whatsoever.

                              ARTICLE IV OFFICERS.
                              --------------------

       Section 1.   OFFICERS.   The  officers  of  the corporation  shall  be  a
       ----------   ---------
Chairman of the Board, a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer, a Controller, and a Treasurer. The corporation may also have, at the discretion of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Financial Officers, and such other officers as may be elected or appointed in accordance with the provisions of Section 2 of this Article.

       Section 2.   APPOINTMENT OF OFFICERS.   The  officers of  the corporation
       ----------   ------------------------
shall be appointed by the Board of Directors. Each of these officers shall hold office for such period and shall have such authority and perform such duties as are prescribed by these Bylaws or determined from time to time by the Board of Directors.

       Section 3.   REMOVAL AND RESIGNATION.   Any officer may be removed,  with
       ----------   ------------------------
or without cause, by the Board of Directors at any time or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment of the officer.

       Any officer may resign at any time by giving written notice to the corporation, but without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

       Section 4.   VACANCIES.  A  vacancy  in  any  office  because  of  death,
       ----------   ----------
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

       Section 5.   CHAIRMAN OF THE BOARD.   The  Chairman  of  the  Board shall
       ----------   ----------------------
preside at all meetings of the stockholders and at all meetings of the Board and shall have such other powers and duties as may from time to time be assigned by the Board.

       Section 6.   CHIEF  EXECUTIVE  OFFICER.   The  Chief  Executive  Officer,
       ----------   --------------------------
subject to the control of the Board, the committees of the Board and the Chairman of the Board, is the general manager of the corporation. The Chief

Executive Officer shall have supervising authority over and may exercise general executive power concerning the supervision, direction and control of the business and officers of the corporation, with the authority from time to time to delegate to the President and other officers such executive powers and duties as the Chief Executive Officer may deem advisable. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board and the stockholders.

       Section 7.   PRESIDENT.   The President is the chief operating officer of
       ----------   ----------
the corporation and, subject to the control of the Board, the committees of the Board, the Chairman of the Board and the Chief Executive Officer, has supervisory authority over and may exercise general executive powers concerning the operations, business and subordinate officers of the corporation, with the authority from time to time to delegate to other officers such executive powers and duties as the President may deem advisable. In the absence of the Chairman of the Board and the Chief Executive Officer, the President shall preside at all meetings of the stockholders and at all meetings of the Board. The President has the general powers and duties of management usually vested in the office of President of a corporation and such other powers and duties as may be prescribed by the Board.

       Section 8.   VICE  PRESIDENTS.   In the  absence  or  disability  of  the
       ----------   -----------------
President, the Vice Presidents in order of their rank as fixed by the Board or, if not ranked, the Vice President designated by the Board, shall perform all duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board.

       Section 9.   SECRETARY.   The  Secretary  shall keep or cause to be kept,
       ----------   ----------
at the principal executive office and such other place as the Board may order, a book of minutes of all meetings of stockholders, the Board and its committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, and the number of shares present or represented at stockholders' meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the corporation at the principal executive office or business office.

       The Secretary shall keep, or cause to be kept, at the principal executive office a share register, or a duplicate share register, showing the name of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

       The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board and of any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.

       Section 10.   CHIEF  FINANCIAL  OFFICER.   The  Chief  Financial  Officer
       -----------   --------------------------
shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation. The books of account shall at all times be open to inspection by any director.

       The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the Chief Executive Officer, the President and directors, whenever they request it, an account of all transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.

       The Financial Officer or Officers, who are subordinate to the Chief Financial Officer, if any, shall, in the absence or disability of the Chief Financial Officer, or at his request, perform his duties and exercise his powers and authority, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

       Section 11.   CONTROLLER.   The  Controller shall  keep and  maintain, or
       -----------   -----------
cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and surplus shares. The Controller is responsible for the formulation of the corporation's accounting policies, procedures and practices, and the preparation of the corporation's financial reports. The Controller shall establish and administer a plan for the financial control of the corporation and compare performance with that plan. The Controller shall have such other powers and duties as the Board of Directors may from time to time prescribe.

       Section 12.   TREASURER.   The  Treasurer  shall  deposit all  moneys and
       -----------   ----------
other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the Chief Executive Officer, the President and directors, whenever they request it, an account of all transaction as Treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.


                                ARTICLE V. STOCK.
                                -----------------

       Section 1.   FORM  OF  STOCK  CERTIFICATE.   Every holder of stock in the
       ----------   -----------------------------
corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President, and by the Chief Financial Officer or a subordinate Financial Officer, or the Secretary or an Assistant Secretary certifying the number of shares owned in the corporation. Any or all of the signatures on the certificate may be a facsimile signature. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of the issuance.

       If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock. Except as otherwise provided in Section 78.195 of Nevada Revised Statutes, Chapter 78, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

       Section 2.   TRANSFERS  OF  STOCK.   Upon surrender  of a certificate for
       ----------   ---------------------
shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

       Section 3.   LOST,  STOLEN  OR  DESTROYED  CERTIFICATES.   The  Board may
       ----------   -------------------------------------------
direct a new certificate or certificates be issued in place of any certificate theretofore issued alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board may, in its discretion and as a condition precedent to the issuance, require the owner of such certificate or certificates, or such person's legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the lost, stolen or destroyed certificate.

       Section 4.   REGISTERED STOCKHOLDERS.   The corporation shall be entitled
       ----------   ------------------------
to treat the holder of record of any share or shares of stock of the corporation as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by applicable law.

                          ARTICLE VI. OTHER PROVISIONS.
                          -----------------------------

       Section  1.   ENDORSEMENT  OF  DOCUMENTS;  CONTRACTS.    Subject  to  the
       -----------   ---------------------------------------
provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance or other instrument in writing and any assignment or endorsements thereof executed or entered into between the corporation and any other person, when signed by the Chairman of the Board, the President or any Vice President and the Secretary, any Assistant Secretary, the Chief Financial Officer or any Assistant Chief Financial Officer of the corporation shall be valid and binding on the corporation in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same. Any such instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the Board, and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

       Section  2.   REPRESENTATION  OF  SHARES  OF  OTHER  CORPORATIONS.    The
       -----------   ----------------------------------------------------
Chairman, the Chief Executive Officer, the President, any Vice President, Secretary or any other officer or officers authorized by the Board or the Chairman are each authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by any such officer or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

       Section 3.   SEAL.   It shall not be  necessary  to the  validity  of any
       ----------   -----
instrument executed by any authorized officer or officers of the corporation that the execution of such instrument be evidenced by the corporate seal, and all documents, instruments, contracts and writings of all kinds signed on behalf of the corporation by any authorized officer or officers shall be as effectual and binding on the corporation without the corporate seal, as if the execution of the same had been evidenced by affixing the corporate seal thereto. The Board may give general authority to any officer to affix the seal of the corporation and to attest the affixing by signature.

       Section 4.   FISCAL  YEAR.   The  fiscal year of the corporation shall be
       ----------   -------------
fixed by resolution of the Board.

       Section  5.    DIVIDENDS.    Dividends  on  the   capital  stock  of  the
       -----------    ----------
corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board at any regular or special meeting, pursuant to law, and may be paid in cash, in property or in shares of capital stock.

       Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall determine to be in the best interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.


                          ARTICLE VII. INDEMNIFICATION
                          ----------------------------

       Section 1.   RIGHT  TO  INDEMNIFICATION.   Each  person  who was or  is a
       ----------   ---------------------------
party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent permitted by the laws of Nevada as the same exist or may hereafter be amended (but in the case of such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said laws permitted the corporation to provide prior to such amendment) against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement and amounts expended in seeking indemnification granted to such person under applicable law, this bylaw or any agreement with the corporation) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided,
                                                                       --------
however,  that, except as provided in Section 2 of this Article, the corporation
-------
shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was initiated or authorized by one or more members of the Board of Directors of the corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Nevada Revised
                                  --------  -------
Statutes, Chapter 78, so requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. In no event shall anything herein contained be so construed as to permit the Board to authorize payment of, or the corporation to pay, any amounts for any purpose where the director or officer was engaged in any action or activity known to him or her while so engaged to be unlawful, nor any action or activity constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties and obligations to the corporation and the stockholders. The rights set forth herein shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

       Section 2.   RIGHT OF CLAIMANT TO BRING SUIT.  If a claim under Section 1
       ----------   --------------------------------
of this Article is not paid in full by the corporation within thirty days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has failed to meet a standard of conduct which makes it permissible under Nevada law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met such standard of conduct, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such standard of conduct, shall be a defense to the action or create a presumption that the claimant has failed to meet such standard of conduct.

       Section 3.   NON-EXCLUSIVITY  OF  RIGHTS.   The  right to indemnification
       ----------   ----------------------------
and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

       Section 4.   INSURANCE.   The corporation may maintain insurance,  at its
       ----------   ----------
expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under Nevada law.

       Section 5.   EXPENSES  AS A  WITNESS.   To the extent that any  director,
       ----------   ------------------------
officer, employee or agent of the corporation is by reason of such position, or a position with another entity at the request of the corporation, a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

       Section 6.   INDEMNITY  AGREEMENTS.    The  corporation  may  enter  into
       ----------   ----------------------
indemnity agreements with the persons who are members of its Board of Directors from time to time, and with such officers, employees and agents as the Board may designate, such indemnity agreements to provide in substance that the corporation will indemnify such persons to the full extent contemplated by this Article.

       Section 7.   EFFECT OF AMENDMENT.   Any amendment, repeal or modification
       ----------   --------------------
of any provision of this Article VII by the stockholders and the directors of the corporation shall not adversely affect any right or protection of a director or other of the corporation existing at the time of the amendment, repeal or modification.


                            ARTICLE VIII. AMENDMENTS.
                            -------------------------

       These Bylaws may be altered, amended, or repealed at any regular meeting of the stockholders (or at any special meeting thereof duly called for the purpose) by a majority vote of the shares represented and entitled to vote at such meeting; provided that in the notice of such special meeting, notice of such purpose shall be given. Subject to the laws of the State of Nevada, the Board of Directors may, by majority vote of those present at any meeting at which a quorum is present, amend these Bylaws, or enact such other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.


                                END OF DOCUMENT.
                                ----------------

                            CERTIFICATE OF SECRETARY

                                       OF

                             FORTUNE PARTNERS, INC.

                              a Nevada corporation


       I hereby certify that I am the duly elected and acting Secretary of FORTUNE PARTNERS, INC., a Nevada corporation, and that the foregoing Bylaws, comprising 21 pages, constitute the Bylaws of said corporation as duly adopted by the Board of Directors on the ____ day of _________________, 2004.


--------------------------
Don Prest,
Secretary